Singularly Focused on HBV November 2019 NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential for HBV to have a larger market opportunity than HCV; our ability to meet a significant unmet medical need; the sufficiency of our cash and cash equivalents to extend into early 2021; our intention to present results from the AB-506 Phase 1a/1b clinical trial along with further details regarding the two cases of acute hepatitis at an appropriate scientific meeting later in 2019; our belief that our oral follow-on capsid inhibitor compounds with distinct chemical scaffolds have the potential to contribute to the inhibition of HBV replication as part of a combination regimen; our objective to select a next generation compound for IND-enabling studies by December of 2019; the potential for the next generation compound to be low dose with a greater therapeutic window and to address known capsid resistant variants T33N and I105T; our expectations regarding the timing and clinical development of our product candidates; our expectation for AB-729 for preliminary results from our Phase I trial to be available in the first quarter of 2020; the timeline to a combination cure for HBV; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Forward- looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; changes in Arbutus’ strategy regarding its product candidates and clinical development activities; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. NASDAQ: ABUS www.arbutusbio.com 2

Investment Highlights Singular therapeutic focus - curing chronic Hepatitis B Virus (HBV) Team with Significant antiviral Broad Financial Goal unmet medical expertise & HBV Position Functional need in HBV proven track Portfolio Cure record Global HBV Applying HBV assets $90.1M cash at 9/30/19 Goal of functional cure prevalence knowledge gained generating Cash runway through finite duration double that from HIV and HCV pre clinical and into early 2021 treatment with a of HCV, success to find clinical data combination of drugs potential for HBV cure through with different modes larger market proprietary drug of action opportunity combinations NASDAQ: ABUS www.arbutusbio.com HCV: Hepatitis C Virus | NA: Nucleoside Analogue 3

Proven Leadership Team William H. Collier Michael J. Sofia, PhD Gaston Picchio, PhD Successful track records President and CEO Chief Scientific Officer Chief Development Officer in both the discovery, development, and commercialization of multiple antivirals: sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir David C. Hastings Elizabeth Howard, PhD, JD Michael J. McElhaugh Chief Financial Officer EVP, General Counsel and Chief Business Officer Chief Compliance Officer NASDAQ: ABUS www.arbutusbio.com 4

HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1 –Nucleoside Analogue 2 –Capsid Inhibitor 3 –AB-729 3 –RNA Destabilizer 2 3 1 2 NASDAQ: ABUS www.arbutusbio.com

1 Reduce/Suppress Keys to Viral DNA & Antigens Therapeutic Block Replication . NA . Capsid Inhibitor Success . RNAi . RNA Destabilizer Block HBsAg . RNAi Suppress HBV DNA . RNA Destabilizer Reduce cccDNA Pool and viral antigens . Capsid Inhibitor Leading to an Reawaken host HBV CURE immune response HBsAg Reduction . RNAi Therapeutic success will . RNA Destabilizer require a combination Immuno-modulation of agents with . PD-L1 Inhibitor complementary MOAs. Reawaken/Boost Host 2 Immune Response NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism Of Action | NA: Nucleoside Analogue | PegIFN: Pegylated Interferon | HBsAg: HBV Surface Antigen 6

Arbutus HBV Pipeline


Phase I
Lead Op
Candidate Selection
IND Enabling
Healthy Subjects
HBV Subjects
Phase II
HBsAg Reduction
RNAi
AB-729
HBV RNA Destabilizers
AB-452
2nd Gen
HBV DNA Suppression
Capsid Inhibitors
AB-506
Development discontinued
3rd gen
Immune Reawakening
PD-L1
1st gen

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com
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Reduce/Suppress Capsid Viral DNA & Antigens Inhibitor: Blocking HBV HBV Replication HBsAg Replication cccDNA Pool Driving HBV DNA to undetectable, in the serum and Reduced HBsAg in the liver is a key to therapeutic Immuno-modulation success in HBV Reawaken/Boost Host Immune Response NASDAQ: ABUS www.arbutusbio.com 8

Next Generation Next generation compound to be selected for IND-enabling studies by Capsid December 2019 Inhibitor Novel chemical series differentiated from AB-506 and other competitor compounds in the Class II capsid inhibitor space Leverages a novel binding site within the core protein dimer-dimer interface Potential for Intrinsic potency significantly better than AB-506 with EC50 < 10 nM increased potency and enhanced Provides the potential for low dose and greater therapeutic window resistance profile Potential to address known capsid resistant variants T33N and I105T Projected to be once daily dosing NASDAQ: ABUS www.arbutusbio.com 9

Reduce/Suppress Driving Viral DNA & Antigens Down HBsAg Is A Key to HBV Replication HBsAg Therapeutic cccDNA Pool Success in HBV HBsAg is responsible for immune exhaustion Reduced HBsAg Replication inhibitors do not block HBsAg production Immuno-modulation Reawaken/Boost Host Immune Response NASDAQ: ABUS www.arbutusbio.com 10

AB-729 RNAi Single trigger RNAi agent targeting all HBV transcripts Therapeutic Inhibits HBV replication and lowers all HBV antigens . Potent HBsAg reduction in preclinical models Pan-genotypic activity across HBV genotypes Proprietary GalNAc-conjugate delivery technology provides Duration of HBsAg reduction supports once per month dosing liver targeting and enables subcutaneous dosing Demonstrated complementarity with capsid inhibitors Phase I initiated in July 2019; preliminary results expected Q1 2020 HBx sAg sAg Polymerase, Core Ag, e Ag, pgRNA NASDAQ: ABUS www.arbutusbio.com 11

AB-729 In Vivo Single 4 Dose Response 3 Saline & Duration 1 mg/kg 2 3 mg/kg 9 mg/kg Clear dose response Mean (n=5) ± SD 1 in AAV mouse model (Log IU/mL) Serum HBsAg Serum Achieves maximum HBsAg reduction possible 0 in this model LLOQ -1 Duration supports 0 2 4 6 8 10 a clinical dosing frequency 1 dose Weeks After One SC Dose of once per month siRNA AB-729 also reduces HBV RNA, HBV DNA and e-antigen NASDAQ: ABUS www.arbutusbio.com Lee, A., Et al, EASL 2019, Abstract FRI-184 12

Small Molecule HBV RNA Destabilizers HBV RNA reduction leads to interference in viral gene AAV mouse model expression, DNA replication, and virion assembly PO dosing 100 10 (% Baseline) Serum HBsAg Serum Dose-dependent reduction in HBsAg 1 0 1 2 3 4 5 6 7 Study Day HBsAg reduction correlates with 125 reductions in liver Untreated 100 Vehicle HBV RNAs 75 0.1 mg/kg 0.3 mg/kg 50 (% Untreated) 1 mg/kg Liver HBV RNA HBV Liver 25 0 NASDAQ: ABUS Gotchev, D., et al., AASLD, 2017, Abstract 923 www.arbutusbio.com Liu, F., et al., Int HBV Meeting 2018, Sicily 13

AB-452 and RNA Destabilizer Program

Multiple evaluations underway to support AB-452 and RNA destabilizer program next steps

Completed

- ✓ IND enabling studies and 28 day toxicology
- ✓ AB-452 mechanism of action studies demonstrating AB-452 causes HBV mRNA poly A tail shortening
- ✓ Host protein knock out causes no cellular tox
- ✓ Host gene expression studies indicating that AB-452 has no detectable effect on host cell mRNAs

Ongoing

- *In vitro* target engagement and target-based cell viability evaluations
- Additional, specialized *in vitro* and *in vivo* non-clinical safety assessments
- In depth DMPK evaluations
- 90 day toxicology studies, two species

Multiple small molecule chemotypes under investigation to **maximize program opportunity**

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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Arbutus HBV Pipeline


Phase I
Lead Op
Candidate Selection
IND Enabling
Healthy Subjects
HBV Subjects
Phase II
HBsAg Reduction
RNAi
AB-729
HBV RNA Destabilizers
AB-452
2nd Gen
HBV DNA Suppression
Capsid Inhibitors
AB-506
Development discontinued
3rd gen
Immune Reawakening
PD-L1
1st gen

NASDAQ: ABUS
www.arbutusbio.com
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